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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Tier Technologies, Inc. of our report dated October 26, 1998, except as to Note 12, which is as of December 18, 1998, appearing on page F-2 of the Annual Report on Form 10-K for the year ended September 30, 1998.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Jose, California
April 26, 1999